J.P. Morgan Institutional Funds Supplement dated July 14, 2000, to the J.P. Morgan Institutional Diversified Fund Prospectus dated November 1, 1999

The second paragraph under the heading "Portfolio Management" on page 1 is hereby replaced with the following:

The portfolio management team is led by John M. Devlin, vice president, who joined the team in December of 1993 and has been at J. P. Morgan since 1986 and Anne Lester, vice president, who joined the team in June of 2000 and has been at J.P. Morgan since 1992. Prior to managing this fund Ms. Lester worked in the Product Development group and prior to that was a fixed income and currency trader and portfolio manager in Milan.